Income Taxes	3 Months Ended	12 Months Ended
	Mar. 30, 2013	Dec. 29, 2012
Income Taxes
14.	INCOME TAXES

The Company’s effective income tax rates for the 13-week periods ended March 30, 2013 and March 31, 2012, were (15)% and 34%, respectively. The determination of the Company’s overall effective tax rate requires the use of estimates. The effective tax rate reflects the income earned and taxed in various U.S. federal and state jurisdictions. Tax law changes, increases and decreases in permanent differences between book and tax items, tax credits and the Company’s change in income from each jurisdiction all affect the overall effective tax rate.

The effective tax rate for the quarter ended March 30, 2013 varied from the federal statutory rate of 35% primarily due to expenses not deductible for federal income tax purposes and an $11 million increase in our valuation allowance as a result of increased deferred tax assets (net operating losses) not covered by future reversals of deferred tax liabilities. For the 13-weeks ended March 30, 2013, the Company has utilized an annual effective tax rate for purposes of determining its year-to-date tax expense, excluding the effect of tax expense on the amortization of its tax goodwill, which was instead measured discretely by quarter to calculate income taxes resulting in the valuation allowance being recognized ratably during 2013 consistent with the tax amortization of goodwill. For the 13-week period ended March 30, 2013, the Company concluded that the use of the expected annual effective tax rate, but excluding the effective rate effects of the tax goodwill amortization was more appropriate than use of the comprehensive expected annual effective tax rate.

Management concluded that to use the forecast annual rate with the amortization of tax goodwill included would not be reliable for use in quarterly reporting of income taxes due to such rate’s significant sensitivity to minimal changes in forecasted annual pre-tax earnings. The impact of including the tax goodwill amortization in the annual effective tax rate computation, as applied to the quarterly pre-tax loss of $82 million, would be distortive to the financial statements. It is as a result of that effect that management concluded that the readers of the financial statements would best benefit from a tax provision for the quarter that reflects the accretion of the valuation allowance on a discrete, ratable basis.

We have a valuation allowance against our net deferred tax assets (excluding “naked credits”). Naked credits refer to deferred tax liabilities associated with the tax amortization of goodwill and indefinite lived intangible assets that are not amortized for financial reporting purposes. The deferred tax liability remains on the balance sheet indefinitely until such time the related assets are impaired or the business to which those assets relate are disposed. As the deferred tax liability could have an indefinite life, it is not netted against our deferred tax assets when determining the required valuation allowance. The valuation allowance was established based upon management’s assessment of all available evidence, both positive and negative, including current and historical operating results and potential tax-planning strategies. The conclusion was based primarily on our cumulative pretax losses in recent years and the need to generate significant amounts of taxable income in future periods in order to utilize existing deferred tax assets. Given the Company’s cumulative loss position, there was no reliance placed upon future income projections. The valuation allowance was $129 million at December 29, 2012. Our deferred tax assets, related to federal and state net operating losses, increased $11 million during the 13-weeks ending March 30, 2013, which resulted in the valuation allowance increasing by $11 million at March 30, 2013. We intend to maintain a full valuation allowance on our deferred tax assets until sufficient positive evidence related to sources of future taxable income exists to support a reversal of the valuation allowance.

The effective tax rate for the quarter ended March 31, 2012 varied from the federal statutory rate of 35% primarily due to changes in the valuation allowance, partially offset by the effect of state income taxes.

18.	INCOME TAXES

The income tax provision (benefit) for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, consisted of the following (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Current:
Federal	$7	$(42)	$(42)
State	299	(432)	971

Current income tax provision (benefit)	306	(474)	929

Deferred:
Federal	37,635	(43,551)	6,670
State	4,507	1,951	7,986

Deferred income tax provision (benefit)	42,142	(41,600)	14,656

Total income tax provision (benefit)	$42,448	$(42,074)	$15,585

The Company’s effective income tax rates for the fiscal years ended December 29, 2012, December 31, 2011 and January 2, 2010 were (487)%, 29% and 595%, respectively. The determination of the Company’s overall effective tax rate requires the use of estimates. The effective tax rate reflects the income earned and taxed in U.S. federal and various state jurisdictions. Tax law changes, increases and decreases in permanent differences between book and tax items, changes in valuation allowances, tax credits and the Company’s change in income from each jurisdiction all affect the overall effective tax rate.

The reconciliation of the provisions for income taxes from continuing operations at the U.S. federal statutory income tax rate of 35% to the Company’s income taxes for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Federal income tax (benefit) expense computed at statutory rate	$(3,054)	$(50,486)	$917
Increase (decrease) in income taxes resulting from:
State income taxes — net of federal income tax benefit	(24)	(4,983)	307
Statutory rate and apportionment change	(1,000)	(74)	(486)
Change in reserves	—	—	3,051
Non-deductible expenses	2,215	1,964	2,324
Return to accrual reconciliation	29	494	2,881
Valuation allowance for deferred tax assets	43,748	10,769	4,532
Net operating loss expirations	634	772	1,568
Other	(100)	(530)	491

Total income tax provision (benefit)	$42,448	$(42,074)	$15,585

Temporary differences and carryforwards that created significant deferred tax assets and liabilities at December 29, 2012 and December 31, 2011 were as follows (in thousands):

	December 29, 2012	December 31, 2011
Deferred tax assets:
Allowance for doubtful accounts	$10,204	$15,329
Accrued employee benefits	32,211	52,172
Restructuring reserves	39,131	42,264
Workers’ compensation, general liability and auto liabilities	62,353	68,656
Deferred income	1,506	1,979
Deferred financing costs	11,234	—
Pension liability	75,233	64,886
Interest rate derivative liability	795	11,613
Net operating loss carryforwards	215,443	209,548
Other accrued expenses	15,241	14,581

Total gross deferred tax assets	463,351	481,028
Less valuation allowance	(128,844)	(85,685)

Total net deferred tax assets	334,507	395,343

Deferred tax liabilities:
Property and equipment	(139,365)	(140,018)
Inventories	(20,263)	(31,278)
Intangibles	(532,341)	(537,323)

Total deferred tax liabilities	(691,969)	(708,619)

Net deferred tax liability	$(357,462)	$(313,276)

The net deferred tax liability is presented in the December 29, 2012 and December 31, 2011 consolidated balance sheets as follows (in thousands):

	2012	2011
Current deferred tax asset	$8,034	$30,915
Noncurrent deferred tax liability	(365,496)	(344,191)

Net deferred tax liability	$(357,462)	$(313,276)

A summary of the activity in the valuation allowance for the fiscal years ended December 29, 2012, December 31, 2011 and January 1, 2011 is as follows (in thousands):

	Year Ended December 29, 2012	Year Ended December 31, 2011	Year Ended January 1, 2011
Balance at beginning of period	$85,685	$74,916	$70,384
Charged to expense	43,748	10,769	4,532
Other	(589)	—	—

Balance at end of period	$128,844	$85,685	$74,916

As of December 29, 2012, the Company has recorded valuation allowances of $44 million and $85 million for federal and state net operating loss carryforwards, respectively, based upon expected future utilization. The Company also has a federal minimum tax credit carryforward of approximately $1 million.

As of December 29, 2012, we have tax affected federal and state net operating loss carryforwards of $125 million and $90 million, respectively, which will expire at various dates from 2013 to 2032.

The Company’s net operating loss carryforwards expire as follows (in millions):

	Federal	State	Total
2013-2017	$—	$9	$9
2018-2022	8	31	39
2023-2027	31	36	67
2028-2032	86	14	100

	$125	$90	$215

The Company recognizes an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits as of December 29. 2012, December 31, 2011, and January 1, 2011, is as follows (in thousands):

Balance at January 2, 2010	$61,758
Gross increases due to positions taken in prior years	969
Gross decreases due to positions taken in prior years	(1,027)
Gross increases due to positions taken in current year	111
Decreases due to lapses of statute of limitations	(197)
Decreases due to changes in tax rates	(7)

Balance at January 1, 2011	61,607
Gross increases due to positions taken in prior years	70
Gross decreases due to positions taken in prior years	(802)
Decreases due to lapses of statute of limitations	(92)
Decreases due to changes in tax rates	(385)

Balance at December 31, 2011	60,398
Gross decreases due to positions taken in prior years	(333)
Gross increases due to positions taken in current year	71
Decreases due to lapses of statute of limitations	(73)
Decreases due to changes in tax rates	(436)

Balance at December 29, 2012	$59,627

The Company recognizes interest and penalties related to uncertain tax positions in interest expense — net in its consolidated statements of comprehensive loss. As of December 29, 2012, the Company had approximately $2 million of accrued interest and penalties related to uncertain tax positions.

The reversal of the unrecognized tax benefits that would affect our effective tax rate, if recognized, would be $53 million.

The Company files U.S. and state income tax returns in jurisdictions with varying statutes of limitations. Our 2007 through 2011 U.S. federal tax years and various state tax years from 2001 through 2011 remain subject to income tax examinations by the relevant taxing authorities. Ahold has agreed to indemnify the Company for preclosing consolidated federal and certain combined state income taxes and the Company is generally responsible for all other taxes.